Exhibit 32
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Adam R. Craig, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of CTI BioPharma Corp., that, to my knowledge, the Quarterly Report of CTI BioPharma Corp. on Form 10-Q for the fiscal quarter ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CTI BioPharma Corp.
A signed original of this written statement required by Section 906 has been provided to CTI BioPharma Corp. and will be retained by CTI BioPharma Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 3, 2017	By:	/s/ Adam R. Craig
Adam R. Craig
President and Chief Executive Officer

I, David H. Kirske, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of CTI BioPharma Corp., that, to my knowledge, the Quarterly Report of CTI BioPharma Corp. on Form 10-Q for the fiscal quarter ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CTI BioPharma Corp.
A signed original of this written statement required by Section 906 has been provided to CTI BioPharma Corp. and will be retained by CTI BioPharma Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 3, 2017	By:	/s/ David H. Kirske
David H. Kirske
Principal Financial and Accounting Officer